UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2007
AMB PROPERTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13545	94-3281941

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)
415-394-9000

(Registrant’s telephone number, including area code)
n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 23, 2007, we issued a press release entitled “AMB Property Corporation Plans to Expand its Global Development Business to Annual Starts of $1.6 Billion,” a copy of which is filed as an exhibit to and incorporated by reference into this report. On February 23, 2007, we also issued a press release entitled, “AMB Property Corporation to Offer 8 Million Shares of Common Stock,” a copy of which is filed as an exhibit to and incorporated by reference into this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
     The following exhibits are filed as part of this report:

Exhibit
No.	Description

99.1	AMB Property Corporation Press Release dated February 23, 2007.

99.2	AMB Property Corporation Press Release dated February 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: February 23, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	AMB Property Corporation Press Release dated February 23, 2007.

99.2	AMB Property Corporation Press Release dated February 23, 2007.